UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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EMBASSY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2021 Annual Report Building for the future today Embassy Bancorp, Inc.

Corporate Information

Board of Directors

Frank Banko III
Retired President & CEO, Warren Distributing

Geoffrey F. Boyer, CFP
Owner & Principal, Boyer Financial Group

John G. Englesson
Executive V.P., Integrity Business Services, LLC
President, zAxis Corporation

Bernard M. Lesavoy, Esquire
Member/Partner, Lesavoy Butz & Seitz LLC

David M. Lobach, Jr.
Chairman of the Board, CEO & President
Embassy Bancorp, Inc. and
Embassy Bank for the Lehigh Valley

John C. Pittman
J.C. Pittman Inc.

Patti Gates Smith
Owner, GatesSmith Consulting

John T. Yurconic
President, The Yurconic Agency
President, Insurance Premium Financing, Inc.

Executive Officers

David M. Lobach, Jr.
Chairman of the Board, CEO, & President

Judith A. Hunsicker
First Executive Officer, COO, CFO, Secretary, & Treasurer

James R. Bartholomew
Sr. Executive Vice President
SLO Commercial Lending, Commercial Services,
& Private Banking

Diane M. Cunningham
Executive Vice President
Consumer Lending, Branch Administration & Marketing

Lynne M. Neel
Executive Vice President & Assistant Secretary
Deposit Operations, Finance, Investor Relations,
& Loan Operations

Officers

Senior Vice Presidents

David C. Arner, *Facilities & Security*
Tracy A. Barker, *Bank Secrecy Officer*
Michelle L. Barron, *Electronic Banking*
Desty A. Bonstein, *Private Banking*
Mark A. Casciano, *Strategic Initiatives*
Scott A. Karwacki, *Credit Analysis*
Michael B. Macy, *Commercial Lending*
Tracy L. McCarthy, *Loan Operations*
Joellen D. Repsher, *Business Solutions*
Jeffrey C. Skumin, *CPA-Finance*
Brandi L. Stefanov, *Branch Administration*
Jennifer A. Tropeano, *Consumer Lending*
Kristin A. Wannisky, *Marketing*

Vice Presidents

John Andronis, *Commercial Lending*
Taryn M. Burgess, *Consumer Lending*
Antonio A. Dias, *Deposit Operations*
Shannon M. Emmert, *CRA & Team Culture*
Gary H. Guthrie, *Commercial Lending*
Mark Haldaman, *Commercial Lending*
Michael N. Lahanas, *Commercial Lending*
Bryan D. Lobach, *Business Development*
Cynthia L. Morley, *Commercial Lending*
Brian M. Sabol, *Commercial Lending*
Krystal A. Salce, *Credit Analysis*
Jason S. Sickels, *Information Security & Technology*
Laura A. Suplee, *Controller-Finance*
Timothy P. Woodbridge, *Commercial Lending*
Cathy Yost, *Commercial Lending*

Assistant Vice Presidents

Janelle D. Creveling, *Branch Administration*
Gina P. Franco, *Consumer Lending*
Michael Geiger, *Branch Administration*
Lori L. Herman, *Branch Administration*
Brian Ladley, *Commercial Lending*
Jill Miller, *Branch Administration*
Lisa A. Rex, *Consumer Lending*
Heather Seifert, *Consumer Lending*
Maria P. Smith, *Branch Administration*
Karissa Stewart, *Business Solutions*
Sarah E. Stuber, *Branch Administration*
Amanda Tibak, *Credit Analysis*
Lori A. Weber, *Branch Administration*
Sarah Willard, *Bank Secrecy*
Debra A. Young, *Business Solutions*

Assistant Treasurers

Justen Bennett, *Branch Administration*
Megan Curry, *Loan Operations*
Sarah Frey, *Branch Administration*
Jennifer Kramm, *Branch Administration*
Jamie L. Lambert, *Credit Analysis*
Maria McGill, *Electronic Banking*
Mirta Rodriguez, *Consumer Lending*

Embassy Bancorp, Inc.

Embassy Bancorp, Inc. (the "Company") is a Pennsylvania corporation and registered bank holding company. It is the parent company of Embassy Bank For The Lehigh Valley (the "Bank"), a full service bank providing personal and business lending and deposit service through ten branch offices in the Lehigh Valley area of Pennsylvania.

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
Phone: 1-800-368-5948

Corporate Headquarters

100 Gateway Drive, Suite 100
P.O. Box 20405
Lehigh Valley, PA 18002-0405
610-882-8800 Fax: 610-691-5600
www.embassybank.com

Annual Meeting

The Annual Meeting of Embassy Bancorp, Inc. will be held on June 16, 2022, at 5:30 P.M. EDT, virtually via live webcast. To access the webcast, you must have the control number located on the 2022 Annual Meeting Proxy Card. The webcast URL is: www.meetnow.global/M9MFQPK.

Form 10-K Request

The Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available without charge at the Company's website at www.embassybank.com or by contacting:

Judith Hunsicker, Chief Operating Officer
Embassy Bancorp, Inc.
P.O. Box 20405
Lehigh Valley, PA 18002-0405

Market & Dividend Information

Embassy Bancorp, Inc. common stock is quoted on the OTCQX under the symbol EMYB and is traded over the counter and in privately negotiated transactions. The common stock is not listed on any national securities exchange. OTC Markets (www.otcmarkets.com) maintains a list of market makers of Company common stock. You may also obtain this list by contacting Lynne Neel at 610-882-8805.

On June 17, 2021, the Company declared an annual cash dividend of $0.30 per share.

Direct Stock Purchase and Dividend Reinvestment Plan

The Company's Transfer Agent, Computershare Trust Company, N.A., sponsors and administers a plan that offers a convenient way for current and prospective investors to purchase shares of Company common stock through direct purchases or reinvestment of cash dividends.

For more information about the plan, please contact Computershare at:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
Phone: 1-800-368-5948
Internet: www.computershare.com

2021 Annual Report

EMBASSY BANCORP, INC.

ALLENTOWN 1142 S. Cedar Crest Blvd. **484-223-0018**	**ALLENTOWN** 4148 W. Tilghman St. **484-223-1782**	**ALLENTOWN** 2002 W. Liberty St. **610-297-4141**	**BETHLEHEM** 100 Gateway Dr. **610-882-8800**	**BETHLEHEM** 925 W. Broad St. **484-821-1210**
EASTON 3751 Easton-Nazareth Hwy. **484-536-1870**	**MACUNGIE** 207 E. Main St. **484-519-9150**	**NAZARETH** 10 N. Main St. **610-614-3251**	**SAUCON VALLEY** 3495 Rt. 378 **610-332-2981**	**TREXLERTOWN** 6379 Hamilton Blvd. **610-336-8034**

Member FDIC

www.embassybank.com

Equal Housing Lender

EMBASSY BANCORP, INC.

May 6, 2022

Dear Shareholder,

On behalf of the Board of Directors and the leadership of Embassy Bancorp, Inc., I am excited to share our 2021 results with you at our Annual Meeting of Shareholders on June 16, 2022. It is my privilege to serve as Chairman and Chief Executive Officer, and I appreciate the responsibility and trust you have placed in our team to lead the Bank's future growth and allow us to run the Bank for the long term.

Due to the continued impact of COVID-19 and its variants, we will once again host our meeting virtually via webcast with the same enthusiasm and emphasis on our results and successes as in the past.

The virtual location for the online meeting/webcast is **www.meetnow.global/M9MFQPK**, hosted on Thursday, June 16, 2022, at 5:30 p.m. EDT. To access the webcast, you will need to enter your proxy card control number.

In order for management to thoroughly consider and answer any question that you may have about the Company or our annual meeting materials, including our financial statements, and to ensure an efficient meeting in light of our virtual format and historical strong attendance, **we invite you to submit your questions, in writing, by June 9, 2022.** Management will endeavor to address your questions within the presentation

Please **submit questions by mail or email, clearly marked "Question for Annual Meeting", noting your full name and send to:**

Judith A. Hunsicker, Secretary
100 Gateway Drive, Suite 310
Bethlehem, Pennsylvania 18017
or jhunsicker@embassybank.com

We all look forward to meeting with you virtually and truly hope that you remain safe and healthy.

Sincerely,

David M. Lobach, Jr.
Chairman, CEO and President